                                AMENDMENT NO. 12

                             PARTICIPATION AGREEMENT

                                JANUARY 29, 2007

     The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, August 14,
2003, December 31, 2003 and September 1, 2004 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

     1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A


                                     SEPARATE ACCOUNTS UTILIZING
FUNDS AVAILABLE UNDER THE POLICIES           THE FUNDS                   CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
----------------------------------   ---------------------------   -------------------------------------------------------
         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY VARIABLE AND FIXED ANNUITY CONTRACT
AIM V.I. Growth Fund                 Variable Account F            -    FUTURITY FOCUS VARIABLE AND FIXED ANNUITY CONTRACT
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY II VARIABLE AND FIXED ANNUITY CONTRACT
AIM V.I. Growth Fund                 Variable Account F            -    FUTURITY III VARIABLE AND FIXED ANNUITY CONTRACT
AIM V.I. Core Equity Fund                                          -    FUTURITY FOCUS II VARIABLE AND FIXED ANNUITY
AIM V.I. International Growth Fund                                      CONTRACT
AIM V.I. Premier Equity Fund                                       -    FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY
                                                                        CONTRACT
                                                                   -    FUTURITY SELECT FOUR VARIABLE AND FIXED ANNUITY
                                                                        CONTRACT

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE
AIM V.I. Growth Fund                 Variable Account I                 POLICIES
AIM V.I. Core Equity Fund                                          -    FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE
AIM V.I. International Growth Fund                                      INSURANCE POLICIES

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE
AIM V.I. Growth Fund                 Variable Account I                 INSURANCE POLICIES
AIM V.I. Core Equity Fund                                          -    FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE
AIM V.I. International Growth Fund                                      INSURANCE POLICIES
AIM V.I. Premier Equity Fund                                       -    FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE
                                                                        INSURANCE POLICIES
                                                                   -    FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE
                                                                        INSURANCE POLICIES
                                                                   -    FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE
                                                                        INSURANCE POLICIES


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

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE
AIM V.I. Premier Equity Fund         Variable Account G                 INSURANCE POLICIES

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE
AIM V.I. Growth Fund                 Variable Account G                 INSURANCE POLICIES
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund

       SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY SELECT FOUR PLUS
AIM V.I. Growth Fund                 Variable Account F            -    FUTURITY SELECT SEVEN
AIM V.I. Core Equity Fund                                          -    FUTURITY SELECT FREEDOM
AIM V.I. International Growth Fund                                 -    FUTURITY SELECT INCENTIVE
AIM V.I. Premier Equity Fund

       SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    ALL-STAR
AIM V.I. International Growth Fund   Variable Account F            -    ALL-STAR TRADITIONS
AIM V.I. Premier Equity Fund                                       -    ALL-STAR FREEDOM
                                                                   -    ALL-STAR EXTRA

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -    KEYPORT ADVISOR CHARTER
AIM V.I. Premier Equity Fund

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -    KEYPORT ADVISOR OPTIMA
AIM V.I. Growth Fund
AIM V.I. Premier Equity Fund

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -    KEYPORT ADVISOR VISTA
AIM V.I. Growth Fund
AIM V.I. International Growth Fund

       SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Keyport Variable Account A    -    KEYPORT CHARTER
AIM V.I. International Growth Fund                                 -    KEYPORT VISTA
AIM V.I. Premier Equity Fund                                       -    KEYPORT OPTIMA
                                                                   -    KEYPORT LATITUDE

       SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life of Canada (U.S.)     SUN LIFE LARGE CASE VUL
AIM V.I. Mid Cap Core Fund           Variable Account G

       SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life of Canada (U.S.)     SUN LIFE LARGE CASE PPVUL
AIM V.I. Mid Cap Core Fund           Variable Account H


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

       SERIES (I) SHARES             Keyport 401 Variable          ALTERNATIVE ADVANTAGE
AIM V.I. International Growth Fund   Account P

         SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life of Canada (U.S.)     MAGNASTAR PPVUL
AIM V.I. International Growth Fund   Variable Account R and S

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Philip A. Taylor
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Philip A. Taylor
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Gene L. Needles
Title: Assistant Secretary              Title: President


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA (U.S.)


                                        By: /s/ Raymond Scanlon
                                            ------------------------------------
                                        For the President
                                        Name: Raymond Scanlon
                                        Title: Vice President


                                        By: /s/ Bruce Teichner
                                            ------------------------------------
                                        For the Secretary
                                        Name: Bruce Teichner
                                        Title: Assistant Vice President and
                                               Senior Counsel


                                        CLARENDON INSURANCE AGENCY, INC.


                                        By: /s/ Michelle D'Albero
                                            ------------------------------------
                                        For the President
                                        Name: Michelle D'Albero


                                        By: /s/ William T. Evers
                                            ------------------------------------
                                        For the Secretary
                                        Name: William T. Evers


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